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                                                                      Exhibit 24

                               PURINA MILLS, INC.
                       REGISTRATION STATEMENT ON FORM S-8
                                POWER OF ATTORNEY
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                  The undersigned officer and/or director of Purina Mills, Inc., a Delaware corporation (the "Registrant"), does hereby make, constitute and appoint each of Brad Kerbs and Darrell Swank with full power of substitution and resubstitution, as attorney of the undersigned, to execute and file (i) a Registration Statement on Form S-8 (the "Form S-8 Registration Statement") with respect to the registration under the Securities Act of shares of Common Stock of the Registrant issuable in connection with the Registrant's Equity Incentive Plan, (ii) any and all amendments, including post- effective amendments, and exhibits to the Form S-8 Registration Statement and (iii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Form S-8 Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said director and/or officer, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

                  IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 14th day of September, 2000.

    Signature                                        Title
    ---------                                        -----

         /s/ Brad J. Kerbs                           Director and Chief Executive Officer (Principal
    ----------------------------------               Executive Officer)
             Brad J. Kerbs

         /s/ Darrell D. Swank                        Executive Vice President and Chief Financial Officer
    ----------------------------------               (Principal Financial and Accounting Officer)
             Darrell D. Swank

         /s/ Craig Scott Bartlett, Jr.               Director
    ----------------------------------
             Craig Scott Bartlett, Jr.

         /s/ Robert Cummings, Jr.                    Director
    ----------------------------------
             Robert Cummings, Jr.

         /s/ James Gaffney                           Director
    ----------------------------------
             James Gaffney

         /s/ Robert A. Hamwee                        Director
    ----------------------------------
             Robert A. Hamwee